UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2008

TIER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-23195 (Commission File Number)	94-3145844 (IRS Employer Identification No.)
10780 Parkridge Blvd., 4th Floor Reston, Virginia (Address of principal executive offices)		20191 (Zip Code)
(571) 382-1000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On June 30, 2008, the registrant completed the sale of the assets, operations and certain liabilities of its Government Business Process Outsourcing business, or GBPO, to Informatix, Inc., a privately held company.  The sale was completed pursuant to a Purchase and Sale Agreement dated June 9, 2008 by and between the registrant and Informatix for a purchase price of $8 million in cash, subject to a working capital adjustment.  The agreement also provides for earn-out payments to the registrant of up to $1 million per year for fiscal years 2008, 2009 and 2010, if the revenues of the business meet the targets set forth in the agreement for those respective fiscal years.

The foregoing description of the purchase and sale agreement is qualified by reference to the complete text of the agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 7.01.  Regulation FD Disclosure.

On May 30, 2008, the registrant completed the sale of the assets, operations and certain liabilities of its State System Integration business to RKV Technologies, Inc, or RKV.  The sale was completed pursuant to an Asset Purchase Agreement dated May 23, 2008 by and between the registrant and RKV for a purchase price of $700,000.

On July 7, 2008, the registrant issued a press release announcing the dispositions disclosed in Item 2.01 and this Item 7.01 above, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 and in Exhibit 99.1 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(b)           Pro Forma Financial Information

TIER TECHNOLOGIES, INC.
PRO FORMA CONSOLIDATED BALANCE SHEETS
AT MARCH 31, 2008
(unaudited)

(in thousands)	As Reported with GBPO(1)	Disposition of GBPO	Pro Forma
ASSETS:
Current assets:
Cash and cash equivalents	$40,635	$7,784	$48,419
Accounts receivable, net	5,861	(1,765)	4,096
Unbilled receivables	575	(131)	444
Prepaid expenses and other current assets	2,383	(562)	1,821
Assets of discontinued operations	39	—	39
Current assets—held-for-sale	25,996	—	25,996
Total current assets	75,489	5,326	80,815

Property, equipment and software, net	8,014	(3,932)	4,082
Goodwill	17,424	(2,899)	14,525
Other intangible assets, net	15,548	—	15,548
Investments in marketable securities	31,111	—	31,111
Restricted investments	11,526	—	11,526
Other assets	362	—	362
Total assets	$159,474	$(1,505)	$157,969

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$864	$(14)	$850
Accrued compensation liabilities	3,793	(605)	3,188
Accrued subcontractor expenses	352	(13)	339
Accrued discount fees	4,974	—	4,974
Other accrued liabilities	4,474	(63)	4,411
Deferred income	2,105	—	2,105
Liabilities of discontinued operations	41	—	41
Current liabilities—held-for-sale	9,883	—	9,883
Total current liabilities	26,486	(695)	25,791
Other liabilities	345	(165)	180
Total liabilities	26,831	(860)	25,971

Shareholders’ equity:
Preferred stock, no par value; authorized shares: 4,579; no shares issued and outstanding
Common stock and paid-in capital; shares authorized: 44,260; shares issued: 20,439; shares outstanding: 19,555	187,928	—	187,928
Treasury stock—at cost, 884 shares	(8,684)	—	(8,684)
Accumulated other comprehensive loss	(1,414)	—	(1,414)
Accumulated deficit	(45,187)	(645)	(45,832)
Total shareholders’ equity	132,643	(645)	131,998
Total liabilities and shareholders’ equity	$159,474	$(1,505)	$157,969
(1)  Reported amounts of GBPO were reclassified from held-for-sale for Pro Forma presentation.

TIER TECHNOLOGIES, INC.
PRO FORMA CONSOLIDATED BALANCE SHEETS
AT SEPTEMBER 30, 2007
(unaudited)

(in thousands)	As Reported with GBPO(1)	Disposition of GBPO	Pro Forma
ASSETS:
Current assets:
Cash and cash equivalents	$16,516	$7,784	$24,300
Investments in marketable securities	57,815	—	57,815
Accounts receivable, net	7,261	(2,137)	5,124
Unbilled receivables	653	(108)	545
Prepaid expenses and other current assets	2,610	(441)	2,169
Assets of discontinued operations	672	—	672
Current assets—held-for-sale	26,156	—	26,156
Total current assets	111,683	5,098	116,781

Property, equipment and software, net	7,664	(3,921)	3,743
Goodwill	17,744	(3,218)	14,526
Other intangible assets, net	17,640	—	17,640
Restricted investments	11,526	—	11,526
Other assets	167	—	167
Total assets	$166,424	$(2,041)	$164,383

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$880	$(3)	$877
Accrued compensation liabilities	5,268	(616)	4,652
Accrued subcontractor expenses	521	(17)	504
Accrued discount fees	4,529	—	4,529
Other accrued liabilities	5,313	(850)	4,463
Deferred income	2,649	—	2,649
Liabilities of discontinued operations	421	—	421
Current liabilities—held-for-sale	8,872	—	8,872
Total current liabilities	28,453	(1,486)	26,967
Other liabilities	457	(257)	200
Total liabilities	28,910	(1,743)	27,167

Shareholders’ equity:
Preferred stock, no par value; authorized shares: 4,579; no shares issued and outstanding
Common stock and paid-in capital; shares authorized: 44,260; shares issued: 20,425; shares outstanding: 19,541	186,417	—	186,417
Treasury stock—at cost, 884 shares	(8,684)	—	(8,684)
Accumulated other comprehensive loss	—	—	—
Accumulated deficit	(40,219)	(298)	(40,517)
Total shareholders’ equity	137,514	(298)	137,216
Total liabilities and shareholders’ equity	$166,424	$(2,041)	$164,383
(1)  Reported amounts of GBPO were reclassified from held-for-sale for Pro Forma presentation.

TIER TECHNOLOGIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2008
(unaudited)

(in thousands, except per share data)	As Reported with GBPO(1)	Disposition of GBPO	Pro Forma
Revenues	$67,059	$(12,143)	$54,916

Costs and expenses:
Direct costs	47,019	(5,267)	41,752
General and administrative	15,097	(1,115)	13,982
Selling and marketing	4,803	(684)	4,119
Depreciation and amortization	2,625	—	2,625
Total costs and expenses	69,544	(7,066)	62,478
Loss from continuing operations before other income and income taxes	(2,485)	(5,077)	(7,562)

Other income:
Interest income, net	1,790	—	1,790
Total other income	1,790	—	1,790

(Loss) from continuing operations before income taxes	(695)	(5,077)	(5,772)
Income tax provision	28	—	28

Loss from continuing operations	$(723)	$(5,077)	$(5,800)

(Loss) earnings per share—Basic and diluted:
From continuing operations	$(0.04)	$(0.26)	$(0.30)

Weighted average common shares used in computing:
Basic and diluted (loss) earnings per share	19,547	19,547	19,547

(1)  Results of GBPO were reclassified from discontinued operations for Pro Forma presentation.

TIER TECHNOLOGIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FISCAL YEAR ENDED SEPTEMBER 30, 2007
(unaudited)

(in thousands, except per share data)	As Reported with GBPO(1)	Disposition of GBPO	Pro Forma
Revenues	$142,869	$(31,721)	$111,148

Costs and expenses:
Direct costs	101,965	(18,073)	83,892
General and administrative	29,742	(2,257)	27,485
Selling and marketing	9,340	(1,097)	8,243
Depreciation and amortization	4,575	(2)	4,573
Write-down of goodwill and intangible assets	11,694	(2,462)	9,232
Total costs and expenses	157,316	(23,891)	133,425
Loss from continuing operations before other income and income taxes	(14,447)	(7,830)	(22,277)

Other income:
Equity in net income of unconsolidated affiliate	475	—	475
Interest income, net	3,619	—	3,619
Total other income	4,094	—	4,094

(Loss) from continuing operations before income taxes	(10,353)	(7,830)	(18,183)
Income tax provision	76	—	76

Loss from continuing operations	$(10,429)	$(7,830)	$(18,259)

(Loss) earnings per share—Basic and diluted:
From continuing operations	$(0.54)	$(0.40)	$(0.94)

Weighted average common shares used in computing:
Basic and diluted (loss) earnings per share	19,512	19,512	19,512

(1)  Results of GBPO were reclassified from discontinued operations for Pro Forma presentation.

(d)           Exhibits

See the exhibit index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.
	By:	/s/ Ronald W. Johnston
	Name:	Ronald W. Johnston
	Title:	Chief Financial Officer
Date: July 7, 2008

Exhibit Index
Exhibit
No                 Description

2.1	Purchase and Sale Agreement between Tier Technologies, Inc. and Informatix, Inc., dated June 30, 2008.
99.1	Press release titled "Tier Announces Sale of Government Business Process Outsourcing Business Unit" issued by the Company on July 7, 2008.